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                                                                  EXHIBIT 10.8.2


                               AMENDMENT NO. 1 TO
                        SUPPLEMENTAL PROFIT SHARING PLAN
                                FOR EMPLOYEES OF
                            TRINITY INDUSTRIES, INC.
                             AND CERTAIN AFFILIATES
                      AS RESTATED EFFECTIVE JANUARY 1, 2000


         WHEREAS, TRINITY INDUSTRIES, INC. (the "Company") has heretofore adopted, for the benefit of certain executive and managerial employees, the SUPPLEMENTAL PROFIT SHARING PLAN FOR EMPLOYEES OF TRINITY INDUSTRIES, INC. AND CERTAIN AFFILIATES, AS RESTATED EFFECTIVE JANUARY 1, 2000, (the "Plan"); and

         WHEREAS, pursuant to Article X of the Plan, the Company desires to amend the Plan in certain particulars.

         NOW, THEREFORE, the Plan is hereby admended in the following respects:

         Effective March 8, 2001, the second sentence of Article 4.01(d) is amended to add the following to the end of the sentence:

         ; provided further, the Board of Directors or the Human Resources Committee of the Board of Directors, in its discretion, may elect to waive the earnings requirement.

         IN WITNESS WHEREOF, the Company has executed this Amendment No 1. on the _________________ day of ___________________ , 2001, effective as of March
8, 2001.



                                                   TRINITY INDUSTRIES, INC.


                                                   By:
                                                      --------------------------
                                                   Title:
                                                         -----------------------

         ATTEST:


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